Exhibit 10.1

NOTE CANCELLATION AGREEMENT

This Note Cancellation Agreement (this “Agreement”), dated as of October 13, 2021, is entered by and between Petra Acquisition, Inc. (the “Borrower”), and Pine Valley Investments LLC (the “Lender”).

RECITALS

WHEREAS, the Borrower has issued to the Lender the promissory note attached hereto as Exhibit A (the “Note”);

WHEREAS, no advances have been made by the Lender to the Borrower and no amounts are due and outstanding to the Lender pursuant to the Note;

WHEREAS, the Borrower and the Lender desire to cancel the Note and all obligations outstanding in connection with the Note.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

The Borrower and the Lender hereby agree that, effective as of the date hereof the Note is hereby terminated and cancelled and shall be of no further force and effect.

This Agreement and its validity, enforcement and interpretation shall be governed by the laws of the State of Delaware (without regard to any principles of conflicts of laws). Each of the Borrower and the Lender, acting for itself and its successors and assigns, hereby expressly and irrevocably consents to the exclusive jurisdictions of the state and federal courts located in Wilmington, Delaware, for any litigation which may arise out of or be related to this Agreement. Both the Lender and the Borrower waive personal service of any and all process, and each consents that all service of process may be made by registered mail, return receipt requested, directed to the applicable party at its proper address. Both the Borrower and the Lender waive any objection based on forum non-conveniens or any objection to venue of any such action. Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of New York, New York. The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

The execution of this Agreement may be by actual or facsimile signature. This Agreement replaces all prior and contemporaneous communications, agreements and understandings, written or oral, with respect to the subject matter set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Note Forgiveness & Cancellation Agreement as of the date first set forth above.

BORROWER:

PETRA ACQUISITION, INC.

By:	/s/ Andreas Typaldos
Name:	Andreas Typaldos
Title:	Chief Executive Officer

LENDER:

PINE VALLEY INVESTMENTS, LLC

By:	/s/ Harry Morad
Name:	Harry Morad
Title:	Managing Partner

Exhibit A

Promissory Note

Exhibit A